EXHIBIT 99.1

FOR IMMEDIATE RELEASE

Walgreens and MyMedicalRecords Reach Settlement Agreement

LOS ANGELES, CA and DEERFIELD, IL (March 6, 2014) - MMRGlobal, Inc. (OTC: MMRF), through its wholly owned subsidiary MyMedicalRecords, Inc. (collectively, "MMR"), and Walgreen Co. (NYSE: WAG) (Nasdaq: WAG) ("Walgreens") announced today that they have entered into a Settlement and Licensing Agreement (the "Agreement") to resolve two patent infringement lawsuits brought by MMR. Pursuant to the terms of the Agreement, Walgreens purchased a Non-Exclusive License to the MMR family of patents. The settlement arises from litigation involving MMR's U.S. Patent No. 8,301,466 and U.S. Patent No. 8,498,883. MMR's patent portfolio also includes U.S. Patent Nos. 8,121,855; 8,117,045; 8,117,646; 8,301,466; 8,321,240; 8,352,287; 8,352,288; 8,498,883; 8,626,532 and 8,645,161 as well as numerous pending applications. Pursuant to the terms of the Agreement, Walgreens has also agreed to sell MMR's MyMedicalRecords Personal Health Record (the "MMR-PHR") on drugstore.com. The remaining terms of the Agreement are confidential.

About MMRGlobal
 MMRGlobal, Inc., through its wholly-owned subsidiary, MyMedicalRecords, Inc., (MMR) is a leading provider of secure and easy-to-use online Personal Health Records ("PHRs") and electronic safe deposit box storage solutions incorporating its patented MyMedicalRecords PHR. Each MyMedicalRecords account covers up to 10 family members, including pets, and enables users to safely store medical records and images and other important documents, such as copies of birth certificates, passports, insurance policies, financial information, wills and advance directives, in the system and access and share them anytime from anywhere over an Internet-connected device anywhere in the world. MyMedicalRecords is currently available in English and Spanish, with other languages being added. Each MMR account includes file upload, e-mail, inbound/outbound fax and voice messaging as well as a special Emergency Login, which makes potentially life-saving health information accessible to medical personnel and first responders. Critical data is pre-selected by users to protect the confidentiality of records in the account. Additionally, each account includes numerous health management tools such as automatic prescription alerts and appointment reminders as well as a drug interaction tool that checks for adverse reactions between over 30,000 prescriptions and over-the-counter medications. The Company's professional offering, MMRPro, is designed to give physicians' offices an easy and cost-effective solution to digitize paper-based medical records and share them with patients through an integrated patient portal. The Company also owns a portfolio of biotech assets that include anti-CD20 antibodies, data and samples from the FavId™ vaccine clinical trials for the treatment of B-Cell Non-Hodgkin's lymphoma. To learn more about MMRGlobal, Inc. visit www.mmrglobal.com. View demos and video tutorials of the Company's products and services at www.mmrtheater.com.

About Walgreens
 As the nation's largest drugstore chain with fiscal 2013 sales of $72 billion, Walgreens (www.walgreens.com) vision is to be the first choice in health and daily living for everyone in America, and beyond. Each day, Walgreens provides more than 6 million customers the most convenient, multichannel access to consumer goods and services and trusted, cost-effective pharmacy, health and wellness services and advice in communities across America. Walgreens scope of pharmacy services includes retail, specialty, infusion, medical facility and mail service, along with respiratory services. These services improve health outcomes and lower costs for payers including employers, managed care organizations, health systems, pharmacy benefit managers and the public sector. The company operates 8,206 drugstores in all 50 states, the District of Columbia, Puerto Rico and the U.S. Virgin Islands. Take Care Health Systems is a Walgreens subsidiary that is the largest and most comprehensive manager of worksite health and wellness centers and in-store convenient care clinics, with more than 750 locations throughout the country.

Forward-Looking Statements
All statements in this press release that are not strictly historical in nature, including, without limitation, intellectual property enforcement actions, infringement claims or litigation, intellectual property licenses, and future performance, management's expectations, beliefs, intentions, estimates or projections, constitute "forward-looking statements." Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause MMR's actual results to be materially different from historical results or from any results expressed or implied by such forward-looking statements. Some can be identified by the use of words (and their derivations) such as "need," "possibility," "potential," "intend," "offer," "development," "if," "negotiate," "when," "begun," "believe," "achieve," "will," "estimate," "expect," "maintain," "plan," and "continue," or the negative of these words. Actual outcomes and results of operations and the timing of selected events may differ materially from the results predicted, and any reported results should not be considered as an indication of future performance. Such statements are necessarily based on assumptions and estimates and are subject to various risks and uncertainties, including those relating to the possible invalidity of the underlying assumptions and estimates and possible changes or developments in economic, business, industry, market, legal and regulatory circumstances and conditions and actions taken or omitted to be taken by third parties, including customers, suppliers, business partners, potential licensees, competitors and legislative, judicial and other governmental authorities and officials. Factors that could cause or contribute to such differences include, but are not limited to: unexpected outcomes with respect to intellectual property enforcement actions, claims of intellectual property infringement and general intellectual property litigation; our ability to maintain, develop, monetize and protect our patent portfolio for both MMR's health IT and biotechnology intellectual property assets in the U.S. and internationally; the timing of milestone payments in connection with licensing our intellectual property; our ability to establish and maintain strategic relationships; changes in our relationships with our licensees; the risk MMR's products are not adopted or viewed favorably by the healthcare community and consumer retail market; business prospects, results of operations or financial condition; risks related to the current uncertainty and instability in financial and lending markets, including global economic uncertainties; the timing and volume of sales and installations; the length of sales cycles and the installation process; the market's acceptance of new product and service introductions; competitive product offerings and promotions; changes in government laws and regulations including the 2009 HITECH Act and changes in Meaningful Use and the 2010 Affordable Care Act; future changes in tax legislation and initiatives in the healthcare industry; undetected errors in our products; the possibility of interruption at our data centers; risks related to third party vendors; risks related to obtaining and integrating third-party licensed technology; risks related to a security breach by third parties; risks associated with recruitment and retention of key personnel; other litigation matters; uncertainties associated with doing business internationally across borders and territories; and additional risks discussed in MMR's filings with the Securities and Exchange Commission. MMR is providing this information as of the date of this release and, except as required by applicable law, does not undertake any obligation to update any forward-looking statements contained in this release as a result of new information, future events or otherwise.

###

CONTACT:

MMRGlobal:
Bobbie Volman
 bvolman@mmrmail.com
(310) 476-7002, Ext. 7015